Exhibit 99.1

NEWS RELEASE

4955 Technology Way ∎ Boca Raton, Florida 33431 ∎ www.geogroup.com

THE GEO GROUP REPORTS FIRST QUARTER 2019 RESULTS

•	1Q19 Net Income Attributable to GEO of $0.34 per diluted share

•	1Q19 Adjusted Net Income of $0.35 per diluted share

•	1Q19 AFFO of $0.67 per diluted share

•	Updated FY19 guidance for Net Income Attributable to GEO of $1.42-$1.48 per diluted share and Adjusted Net Income of $1.44 to $1.50 per diluted share

•	Updated FY19 AFFO guidance of $2.64-$2.70 per diluted share

Boca Raton, Fla. – April 30, 2019 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) and a leading provider of evidence-based offender rehabilitation and community reentry services around the globe, reported today its financial results for the first quarter of 2019.

First Quarter 2019 Highlights

•	Net Income Attributable to GEO of $40.7 million or $0.34 per diluted share

•	Adjusted Net Income of $0.35 per diluted share

•	Net Operating Income of $161.8 million

•	Normalized FFO of $0.50 per diluted share

•	AFFO of $0.67 per diluted share

GEO reported first quarter 2019 net income attributable to GEO of $40.7 million, or $0.34 per diluted share, compared to $35.0 million, or $0.29 per diluted share, for the first quarter 2018. GEO reported total revenues for the first quarter 2019 of $610.7 million up from $564.9 million for the first quarter 2018. First quarter 2019 results reflect a $1.5 million loss on real estate assets. Excluding this loss, GEO reported first quarter 2019 Adjusted Net Income of $42.2 million, or $0.35 per diluted share.

GEO reported first quarter 2019 Normalized Funds From Operations (“Normalized FFO”) of $60.3 million, or $0.50 per diluted share, compared to $52.6 million, or $0.43 per diluted share, in the first quarter 2018. GEO reported first quarter 2019 Adjusted Funds From Operations (“AFFO”) of $80.3 million, or $0.67 per diluted share, compared to $69.8 million, or $0.57 per diluted share, in the first quarter 2018.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are pleased with our strong quarterly financial and operational performance, as well as, our improved outlook for the balance of the year. We have taken important steps to reactivate our idle capacity, and we are proud of the continued success of our GEO Continuum of Care enhanced rehabilitation and post-release programs. We remain focused on effectively allocating capital to enhance long-term value for our shareholders, and we believe we will continue to have access to cost-effective capital to support the growth and expansion of our high-quality services.”

—More—
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Quarterly Dividend

On April 3, 2019, GEO’s Board of Directors declared a quarterly cash dividend of $0.48 per share. The quarterly cash dividend was paid on April 22, 2019 to shareholders of record as of the close of business on April 15, 2019. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

Stock Repurchase Program

GEO did not repurchase any shares of its common stock during the first quarter of 2019 and currently has approximately $105 million in available authorization under the $200 million stock repurchase program approved by GEO’s Board of Directors, which is effective through October 20, 2020.

The stock repurchase program is intended to be implemented through purchases made from time to time in the open market or in privately negotiated transactions, in accordance with applicable Securities and Exchange Commission requirements. The stock repurchase program does not obligate GEO to purchase any specific amount of its common stock and may be suspended or extended at any time at the discretion of GEO’s Board of Directors.

2019 Financial Guidance

GEO updated its initial financial guidance for the full-year and issued financial guidance for the second quarter 2019.

GEO expects full-year 2019 total revenue to be approximately $2.47 billion. GEO expects full-year 2019 Net Income Attributable to GEO to be in a range of $1.42-$1.48 per diluted share and Adjusted Net Income to be in a range of $1.44-$1.50 per diluted share.

GEO expects full-year 2019 AFFO to be in a range of $2.64-$2.70 per diluted share and Adjusted EBITDAre to be in a range of $482.5 million to $489.5 million.

GEO’s updated full-year 2019 guidance reflects the recently announced reactivation of GEO’s 1,000-bed South Louisiana ICE Processing Center during the third quarter of 2019. Full-year 2019 guidance does not assume the reactivation of GEO’s approximately 4,000 remaining idle beds or any additional share repurchases under GEO’s share repurchase program.

For the second quarter 2019, GEO expects total revenues to be in a range of $607 million to $612 million. GEO expects second quarter 2019 Net Income Attributable to GEO to be in a range of $0.35 to $0.37 per diluted share and Adjusted Net Income to be in a range of $0.36 to $0.38 per diluted share. GEO expects second quarter 2019 AFFO to be in a range of $0.65 to $0.67 per diluted share.

—More—
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, Net Income to EBITDAre (EBITDA for real estate) and Adjusted EBITDAre (Adjusted EBITDA for real estate), and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO, along with supplemental financial and operational information on GEO’s business and other important operating metrics, and in this press release, Net Income Attributable to GEO to Adjusted Net Income. The reconciliation tables are also presented herein. Please see the section below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information available on GEO’s investor webpage at investors.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s first quarter 2019 financial results as well as its outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Events and Webcasts section under the News, Events and Reports tab of GEO’s investor relations webpage at investors.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until May 14, 2019 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10130411.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 134 facilities totaling approximately 95,000 beds, including projects under development, with a growing workforce of approximately 23,000 professionals.

Note to Reconciliation Tables and Supplemental Disclosure – Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures. GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including Adjusted Net Income, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2019, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

—More—
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and gain/loss on real estate assets, pre-tax.

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding provisions for income tax, interest expense, net of interest income, depreciation and amortization, and gain/loss on real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time. Given the nature of our business as a real estate owner and operator, we believe that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from net income attributable to GEO.

The adjustments we make to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDAre and Adjusted EBITDAre provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net Tax Cuts and Jobs Act (“TCJA”) impact and tax effect of adjustments to FFO.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, gain/loss on real estate assets, pre-tax, and tax effect of adjustments to Net Income Attributable to GEO.

—More—
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations.

Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in net income attributable to GEO but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance. We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from Net Income Attributable to GEO.

We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the full year and second quarter 2019, the assumptions underlying such guidance, the continued expansion and success of our GEO Continuum of Care, and statements regarding growth opportunities and allocation of capital to enhance long-term value for our shareholders. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2019 given the various risks to which its business is exposed; (2) GEO’s ability to implement its stock repurchase program and the timing and amounts of any future stock repurchases; (3) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (4) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (5) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (6) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (7) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (8) GEO’s ability to obtain future financing on acceptable terms; (9) GEO’s ability to sustain company-wide occupancy rates at its facilities; (10) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (11) the impact of any future regulations or guidance on the Tax Cuts and Jobs Act; (12) GEO’s ability to remain qualified as a REIT; (13) the incurrence of REIT related expenses; and (14) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

—More—
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

First quarter 2019 financial tables to follow:

Condensed Consolidated Balance Sheets*

(Unaudited)

	As of	As of
	March 31, 2019	December 31, 2018
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$67,728	$31,255
Restricted cash and cash equivalents	53,749	51,678
Accounts receivable, less allowance for doubtful accounts	423,596	445,526
Contract receivable, current portion	16,005	15,535
Prepaid expenses and other current assets	43,535	57,768

Total current assets	$604,613	$601,762

Restricted Cash and Investments	27,282	22,431
Property and Equipment, Net	2,150,627	2,158,610
Contract Receivable	368,698	368,178
Operating Lease Right-of-Use Assets, Net	133,365	—
Assets Held for Sale	4,607	2,634
Deferred Income Tax Assets	29,924	29,924
Intangible Assets, Net (including goodwill)	1,003,143	1,008,719
Other Non-Current Assets	61,807	65,860

Total Assets	$4,384,066	$4,258,118

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable	$93,458	$93,032
Accrued payroll and related taxes	58,079	76,009
Accrued expenses and other current liabilities	189,174	204,170
Operating lease liabilities, current portion	35,210	—
Current portion of finance lease obligations, long-term debt, and non-recourse debt	332,864	332,027

Total current liabilities	$708,785	$705,238

Deferred Income Tax Liabilities	13,681	13,681
Other Non-Current Liabilities	79,734	82,481
Operating Lease Liabilities	102,238	—
Finance Lease Liabilities	4,179	4,570
Long-Term Debt	2,433,433	2,397,227
Non-Recourse Debt	15,112	15,017
Total Shareholders’ Equity	1,026,904	1,039,904

Total Liabilities and Shareholders’ Equity	$4,384,066	$4,258,118

*	all figures in ‘000s

— More —
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Condensed Consolidated Statements of Operations*

(Unaudited)

	Q1 2019	Q1 2018
	(unaudited)	(unaudited)
Revenues	$610,667	$564,917
Operating expenses	456,997	426,709
Depreciation and amortization	32,469	31,926
General and administrative expenses	46,424	41,832

Operating income	74,777	64,450

Interest income	8,396	9,099
Interest expense	(40,280)	(35,869)

Income before income taxes and equity in earnings of affiliates	42,893	37,680

Provision for income taxes	4,840	4,755
Equity in earnings of affiliates, net of income tax provision	2,596	1,995

Net income	40,649	34,920

Less: Net loss attributable to noncontrolling interests	56	67

Net income attributable to The GEO Group, Inc.	$40,705	$34,987

Weighted Average Common Shares Outstanding:
Basic	118,774	121,768
Diluted	119,496	122,304

Net income per Common Share Attributable to The GEO Group, Inc. :
Basic:
Net income per share — basic	$0.34	$0.29

Diluted:
Net income per share — diluted	$0.34	$0.29

Regular Dividends Declared per Common Share	$0.48	$0.47

*	all figures in ‘000s, except per share data

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)(Unaudited)

	Q1 2019	Q1 2018
Net Income attributable to GEO	$40,705	$34,987

Add:

Net Tax Cuts and Jobs Act Impact	—	304
Gain/Loss on real estate assets, pre-tax	1,497	(98)
Tax effect of adjustments to Net Income attributable to GEO	(45)	—

Adjusted Net Income	$42,157	$35,193

Weighted average common shares outstanding - Diluted	119,496	122,304

Adjusted Net Income Per Diluted Share	$0.35	$0.29

— More —
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO*

(Unaudited)

	Q1 2019	Q1 2018
	(unaudited)	(unaudited)
Net Income attributable to GEO	$40,705	$34,987
Add (Subtract):
Real Estate Related Depreciation and Amortization	18,103	17,388
Gain/Loss on real estate assets	1,497	(98)

Equals: NAREIT defined FFO	$60,305	$52,277

Add (Subtract):
Net Tax Cuts and Jobs Act Impact	—	304
Tax Effect of adjustments to Funds From Operations **	(45)	—

Equals: FFO, normalized	$60,260	$52,581

Add (Subtract):
Non-Real Estate Related Depreciation & Amortization	14,366	14,538
Consolidated Maintenance Capital Expenditures	(3,634)	(5,323)
Stock Based Compensation Expenses	6,727	5,827
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	2,563	2,138

Equals: AFFO	$80,282	$69,761

Weighted average common shares outstanding - Diluted	119,496	122,304

FFO/AFFO per Share - Diluted

Normalized FFO Per Diluted Share	$0.50	$0.43

AFFO Per Diluted Share	$0.67	$0.57

Regular Common Stock Dividends per common share	$0.48	$0.47

*	all figures in ‘000s, except per share data
**	tax adjustments related to Gain/Loss on real estate assets

— More —
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to

Net Operating Income, EBITDAre and Adjusted EBITDAre*

(Unaudited)

	Q1 2019	Q1 2018
	(unaudited)	(unaudited)
Net Income attributable to GEO	$40,705	$34,987
Less
Net loss attributable to noncontrolling interests	56	67

Net Income	$40,649	$34,920

Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(2,596)	(1,995)
Income tax provision	4,840	4,755
Interest expense, net of interest income	31,884	26,770
Depreciation and amortization	32,469	31,926
General and administrative expenses	46,424	41,832

Net Operating Income, net of operating lease obligations	$153,670	$138,208

Add:
Operating lease expense, real estate	6,608	7,781
Gain/Loss on real estate assets, pre-tax	1,497	(98)

Net Operating Income (NOI)	$161,775	$145,891

	Q1 2019	Q1 2018
	(unaudited)	(unaudited)
Net Income	$40,649	$34,920
Add (Subtract):
Income tax provision **	5,199	5,461
Interest expense, net of interest income	31,884	26,770
Depreciation and amortization	32,469	31,926
Gain/Loss on real estate assets, pre-tax	1,497	(98)

EBITDAre	$111,698	$98,979

Add (Subtract):
Net loss attributable to noncontrolling interests	56	67
Stock based compensation expenses, pre-tax	6,727	5,827

Adjusted EBITDAre	$118,481	$104,873

*	all figures in ‘000s
**	including income tax provision on equity in earnings of affiliates

— More —
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436

NEWS RELEASE

2019 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	FY 2019
Net Income Attributable to GEO	$169,000	to	$176,000
Real Estate Related Depreciation and Amortization	75,500		75,500
Loss on Real Estate Assets	1,500		1,500

Funds from Operations (FFO)	$246,000	to	$253,000

Start-Up Expenses	1,500		1,500

Normalized Funds from Operations	$247,500	to	$254,500

Non-Real Estate Related Depreciation and Amortization	61,500		61,500
Consolidated Maintenance Capex	(28,000)		(28,000)
Non-Cash Stock Based Compensation	23,500		23,500
Non-Cash Interest Expense	11,500		11,500

Adjusted Funds From Operations (AFFO)	$316,000	to	$323,000

Net Interest Expense	128,500		128,500
Non-Cash Interest Expense	(11,500)		(11,500)
Consolidated Maintenance Capex	28,000		28,000
Income Taxes (including income tax provision on equity in earnings of affiliates)	21,500		21,500

Adjusted EBITDAre	$482,500	to	$489,500

G&A Expenses	184,000		184,000
Non-Cash Stock Based Compensation	(23,500)		(23,500)
Equity in Earnings of Affiliates	(9,000)		(9,000)
Real Estate Related Operating Lease Expense	26,500		26,500

Net Operating Income	$660,500	to	$667,500

Adjusted Net Income Per Diluted Share	$1.44	to	$1.50
AFFO Per Diluted Share	$2.64	to	$2.70
Weighted Average Common Shares Outstanding-Diluted	119,700	to	119,700

- End -
Contact: Pablo E. Paez Executive Vice President, Corporate Relations	(866) 301 4436